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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 31, 2001


                           KILROY REALTY CORPORATION
            (Exact name of registrant as specified in its charter)



        Maryland                   Commission File Number:       95-4598246
(State or other jurisdiction              1-12675             (I.R.S. Employer
of incorporation or organization)                            Identification No.)


     2250 East Imperial Highway, Suite 1200, El Segundo, California 90245
                   (Address of principal executive offices)


    Registrant's telephone number, including area code: (310) 563-5500

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ITEM 9.  REGULATION FD DISCLOSURE

     On January 31, 2001, the Company issued a press release announcing its earnings for the quarter ended December 31, 2000 and made publicly available certain supplemental information. The supplemental information is attached to this current report as exhibit 99.1, and the press release is attached to this current report Exhibit 99.2, and each are incorporated by reference to this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     KILROY REALTY CORPORATION

Date:   January 31, 2001


                              By:    /s/ ANN MARIE WHITNEY
                                     ---------------------
                                      Ann Marie Whitney
                                      Senior Vice-President and Controller

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                                 EXHIBIT INDEX

    Exhibit
    -------
    Number      Description
    ------      -----------
     99.1*      Fourth Quarter 2000 Supplemental Financial Report for the
                Quarter Ended December, 2000
     99.2*      Press Release dated January 31, 2001.

* Filed herewith.